                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference, in Gilead Sciences Inc.'s Annual Report on Form 10-K, of our report dated January 7, 2000 relating to the financial statements of Proligo, LLC for the year ended November 30, 1999.

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
/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
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Denver, CO
March 24, 2000